SUPPLEMENT

dated March 28, 2024 to the

Combined Statutory Prospectus and Statement of Additional Information

dated May 31, 2023, as supplemented for

The Yorktown Funds

(Class A, Class L and Institutional Class Shares)

At a meeting held on March 27, 2024, the Board of Trustees of American Pension Investors Trust (the “Trust”) unanimously approved the termination of the Agreement and Plan of Reorganization with respect to the reorganization of the Yorktown Small Cap Fund into the Yorktown Growth Fund and the abandonment of the Reorganization.

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Please retain this supplement with your Prospectus for future reference.